Exhibit 31.3

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER

PURSUANT TO RULES 13a-14 AND 15d-14 OF THE SECURITIES EXCHANGE ACT
OF 1934 AND SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Joseph M. Murphy, certify that:

1.	I have reviewed this Amendment No. 1 to the quarterly report Form 10-Q/A of Bar Harbor Bankshares; and

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: August 31, 2011	/s/ Joseph M. Murphy

Name: Joseph M. Murphy Title: President and Chief Executive Officer